Exhibit 10.50

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of January 17, 2017 (this “Amendment”), is entered into among RITCHIE BROS. AUCTIONEERS INCORPORATED, a Canadian corporation (the “Company”), certain Subsidiaries of the Company identified on the signature pages hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and each a “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders party hereto, and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (defined below).

RECITALS

A.           The Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of October 27, 2016 (as amended and modified from time to time, the “Credit Agreement”).

B.           The parties hereto have agreed to amend the Credit Agreement as provided herein.

C.           In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.          Amendments to Credit Agreement.

(a)          The following definition appearing in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Delayed-Draw Term Loan Commitment” means, as to any Term Lender, such Term Lender’s obligation to make its portion of the Delayed-Draw Term Loan to the Company and/or Ritchie Bros. Auctioneers (Canada) Ltd. pursuant to Section 2.01(c), in the principal amount set forth opposite such Term Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto. The aggregate principal amount of the Delayed-Draw Term Loan Commitments of all of the Lenders as in effect on the Closing Date is $325,000,000.

(b)          Section 1.05(d). Section 1.05(d) of the Credit Agreement is hereby amended to read as follows:

(d)          Notwithstanding anything to the contrary contained herein, if any Delayed-Draw Term Loan is denominated in Canadian Dollars, the Spot Rate therefor shall be fixed as of the date of the Borrowing thereof for the term of this Agreement.

(c)          Section 2.01(c). Section 2.01(c) of the Credit Agreement is hereby amended to read as follows:

(c)          Delayed-Draw Term Loan. Subject to the terms and conditions set forth herein, each Term Lender with a Delayed-Draw Term Loan Commitment severally agrees to make its portion of a term loan to the Company and/or Ritchie Bros.

Auctioneers (Canada) Ltd. in Dollars or Canadian Dollars in up to five (5) Borrowings which shall all be made on a single Business Day during the Availability Period in an amount not to exceed such Term Lender’s Delayed-Draw Term Loan Commitment (such Borrowings, individually and collectively, the “Delayed-Draw Term Loan”). Amounts repaid on the Delayed-Draw Term Loan may not be reborrowed. The Delayed-Draw Term Loan may consist of Base Rate Loans (to the extent that the initial Borrowing thereof was in Dollars), Canadian Prime Rate Loans (to the extent that the initial Borrowing thereof was in Canadian Dollars) or Eurocurrency Rate Loans, or a combination thereof, as further provided herein.

(d)          Section 2.07(d). Section 2.07(d) of the Credit Agreement is hereby amended to read as follows:

(d)          Delayed-Draw Term Loan. Each of the Company and Ritchie Bros. Auctioneers (Canada) Ltd. shall repay the outstanding principal amount of its Delayed-Draw Term Loan in the currency in which it was originally funded, in installments payable on the last day of each calendar quarter (i.e. March 31, June 30, September 30 and December 31), commencing on the first full calendar quarter after the Delayed-Draw Term Loan has been funded, with each such installment being equal to (i) for the first eight (8) full calendar quarters after the Borrowing of the Delayed-Draw Term Loan, 1.25% of the original principal amount of the Delayed-Draw Term Loan and (ii) each calendar quarter thereafter, 2.5% of the original principal amount of the Delayed-Draw Term Loan, in each case, as such installments may be adjusted as a result of prepayments made pursuant to Section 2.05, unless accelerated sooner pursuant to Section 8.02; provided, that, to the extent not previously paid, the aggregate unpaid principal balance of the Delayed-Draw Term Loan shall be due and payable on the Maturity Date.

2.          Effectiveness; Conditions Precedent. This Amendment shall be effective as of the date hereof upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Loan Parties, the Required Lenders and the Administrative Agent.

3.          Ratification of Credit Agreement. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents.

4.          Authority/Enforceability. Each Loan Party represents and warrants as follows:

(a)          It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)          This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(c)          No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment other than (a) those that have already been obtained and are in full force and effect, and (b) except to the extent that the failure to obtain or make such approval, consent,

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exemption, authorization, registration, action, notice or filing would not reasonably be expected to have a Material Adverse Effect.

(d)          The execution, delivery and performance of this Amendment does not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under (A) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, in each case, except to the extent any such conflict, breach or contravention would not reasonably be expected to have a Material Adverse Effect or (iii) violate any applicable Law, except to the extent any such violation would not reasonably be expected to have a Material Adverse Effect.

5.          Representations and Warranties of the Loan Parties. Each Borrower represents and warrants that after giving effect to this Amendment (a) the representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement are true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct) as of such earlier date, and (b) no Default exists.

6.          Counterparts/Facsimile. This Amendment is a Loan Document. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by facsimile or pdf shall be effective as an original.

7.          Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the state of NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS
AND GUARANTORS[1]:	RITCHIE BROS. AUCTIONEERS INCORPORATED,
a Canadian corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Chief Financial Officer

RITCHIE BROS. HOLDINGS LTD.,
a Canadian corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	President

RITCHIE BROS. PROPERTIES LTD.,
a Canadian corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	President

RITCHIE BROS. AUCTIONEERS (CANADA) LTD.,
a Canadian corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	President

RITCHIE BROS. AUCTIONEERS (AMERICA) INC.,
a Washington corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Agent

RITCHIE BROS. PROPERTIES INC.,
a Washington corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Agent

1 Entities are signing in both capacities

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

BORROWERS
AND GUARANTORS[2]:	RITCHIE BROS. HOLDINGS (AMERICA) INC.,
a Washington corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Agent

RITCHIE BROS. HOLDINGS INC.,
a Washington corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Agent

RITCHIE BROS. HOLDINGS B.V.,
a private company with limited liability (besloten vennootschap) incorporated under the laws of The Netherlands

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Attorney

RITCHIE BROS. PROPERTIES B.V.,
a private company with limited liability (besloten vennootschap) incorporated under the laws of The Netherlands

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Attorney

RITCHIE BROS. AUCTIONEERS B.V.,
a private company with limited liability (besloten vennootschap) incorporated under the laws of The Netherlands

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Attorney

RITCHIE BROS. SHARED SERVICES B.V.,
a private company with limited liability (besloten vennootschap) incorporated under the laws of The Netherlands

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Attorney

2 Entities are signing in both capacities

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

BORROWERS

AND GUARANTORS3:

SIGNED for and on behalf of RITCHIE

BROS. AUCTIONEERS PTY. LTD. (ACN

080 895 898) by its attorney Sharon Driscoll

under a power of attorney dated 21 Oct. 2016

and the attorney declares that the attorney has

not received any notice of the revocation of such

power of attorney in the presence of:

) ) ) ) ) ) ) )

/s/ Darren Watt		/s/ Sharon Driscoll
Signature of witness		Signature of attorney

Darren Jeffrey Watt
Name of witness

SIGNED for and on behalf of RITCHIE BROS.

PROPERTIES PTY. LTD. (ACN 080 895 772)

by its attorney Sharon Driscoll under a power of

attorney dated 21 Oct. 2016 and the attorney

declares that the attorney has not received any

notice of the revocation of such power of

attorney in the presence of:

) ) ) ) ) ) ) )

/s/ Darren Watt		/s/ Sharon Driscoll
Signature of witness		Signature of attorney

Darren Jeffrey Watt
Name of witness

3 Entities are signing in both capacities

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

BORROWERS
AND GUARANTORS[4]:	RITCHIE BROS. PROPERTIES JAPAN KK,
a Japanese corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Attorney

RITCHIE BROS. AUCTIONEERS (JAPAN) Kabushiki Kaisha,
a Japanese corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Attorney

Signed by Sharon Driscoll for and on behalf of RITCHIE BROS. AUCTIONEERS (UK) LIMITED, as a Borrower

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Attorney

4 Entities are signing in both capacities

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:	BRIDGEPORT AGENCIES LTD.
a British Columbia corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	President

RITCHIE BROS. AUCTIONEERS (INTERNATIONAL) LTD.,
a British Columbia corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	President

RITCHIE BROS. FINANCIAL SERVICES LTD.,
a Canadian corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Authorized Signatory

RITCHIE BROS. REAL ESTATE SERVICES LTD.,
a Canadian corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	President

ASSETNATION, INC.,
a Delaware corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Agent

RBA HOLDINGS INC.,
a Delaware corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Agent

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:	TOPAZ MERGERSUB, INC.,
a Delaware corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Agent

MASCUS USA INC.,
a Florida corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Agent

RITCHIE BROS. FINANCIAL SERVICES (AMERICA) INC.,
a Nevada corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Agent

SALVAGESALE SERVICES, INC.,
a Texas corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Agent

SALVAGESALE MEXICO HOLDING LLC,
a Delaware limited liability company

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Agent

SPINDLETOP GROUP, LLC,
a Delaware limited liability company

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Agent

BRIDGEPORT AGENCIES INC.,
a Washington corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Agent

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:	Signed by Sharon Driscoll for and on behalf of RITCHIE BROS. AUCTIONEERS (UK) LIMITED, as a Guarantor

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Attorney

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:	RITCHIE BROS. TECHNICAL SERVICES B.V.,
a private company with limited liability (besloten vennootschap) incorporated under the laws of The Netherlands

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Attorney

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:	MASCUS CANADA LIMITED,
a Canadian corporation

By:	/s/ Sharon Driscoll
Name:	Sharon Driscoll
Title:	Authorized Signatory

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Maurice Washington
Name:	Maurice Washington
Title:	Vice President

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and U.S. Swing Line Lender

By:	/s/ Daryl K. Hogge
Name:	Daryl K. Hogge
Title:	Senior Vice President

bank of america, n.a., Tokyo Branch

By:	/s/ Miwa Ohmori
Name:	Miwa Ohmori
Title:	Representative

bank of america, n.a., acting through its Canada branch

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

ROYAL BANK OF CANADA,
as a Lender, an L/C Issuer and Canadian Swing Line Lender

By:	/s/ Baljit Mann
Name:	Baljit Mann
Title:	Authorized Signatory

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, N.A., CANADIAN BRANCH,
as a Lender

By:	/s/ Chris Sheppard
Name:	Chris Sheppard
Title:	Vice President, Relationship Manager

By:	/s/ John Davis
Name:	John Davis
Title:	Senior Vice President, Regional Manager

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

EXPORT DEVELOPMENT CANADA,
as a Lender

By:	/s/ Allan T. Quiz
Name:	Allan T. Quiz
Title:	Senior Asset Manager

By:	/s/ Michael Lambe
Name:	Michael Lambe
Title:	Asset Manager

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

HSBC BANK CANADA,
as a Lender

By:	/s/ Todd Patchell
Name:	Todd Patchell
Title:	Vice President, Region Head of Large Corporate

By:	/s/ Reid Hamilton
Name:	Reid Hamilton
Title	: Assistant Vice President, Corporate Banking

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CANADA BRANCH,
as a Lender

By:	/s/ Daniel Nanson
Name:	Daniel Nanson
Title:	Managing Director

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

NATIONAL BANK OF CANADA,
as a Lender

By:	/s/ Manny Deol
Name:	Manny Deol
Title:	Director

By:	/s/ David Torrey
Name:	David Torrey
Title:	Managing Director

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Ushma Dedhiya
Name:	Ushma Dedhiya
Title:	Authorized Signatory

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Cormac Mac Lochlainn
Name:	Cormac Mac Lochlainn
Title:	Senior Vice President, Corporate Banking

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Edwin Ho
Name:	Edwin Ho
Title:	Director, Credit Solutions

By:	/s/ Hilary Thompson
Name:	Hilary Thompson
Title:	Director, Commercial Banking

RITCHIE BROS. AUCTIONEERS INCORPORATED FIRST AMENDMENT TO CREDIT AGREEMENT